SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2011

Oconee Financial Corporation
(Exact name of registrant as specified in its charter)

Georgia	No. 000-25267	No. 58-244-2250
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

35 North Main Street
Watkinsville, Georgia 30677
(Address of principal executive offices)

Registrant's telephone number, including area code:
(706) 769-6611

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders

The 2011 annual meeting of shareholders of Oconee Financial Corporation, a Georgia corporation was held on May 2, 2011.  The matters considered at the 2011 annual meeting, and votes cast for, against, or withheld, as well as the number of abstentions and broker non-votes relating to each matter are as follows:

Election of Directors

	For	Withheld	Non-Votes
G. Robert Bishop	612,228	390	0
Jimmy L. Christopher	612,528	90	0
Douglas D. Dickens	612,528	90	0
J. Albert Hale, Sr.	612,228	390	0
B. Amrey Harden	612,528	90	0
Henry C. Maxey	612,528	90	0
Ann B. Powers	612,528	90	0
Jerry K. Wages	612,528	90	0
Virginia S. Wells	612,528	90	0
Tom F. Wilson	612,528	90	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ Steven A. Rogers
Name: Steven A. Rogers
Title: Vice President and Chief Financial Officer

July 8, 2011